UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026, NOVAGOLD RESOURCES INC. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format. The information set forth below under Item 5.07 regarding the approval of the amendment to the Company’s Stock Award Plan, and the approval of the unallocated entitlements under the Company’s Stock Award Plan, Performance Share Unit Plan and Deferred Share Unit Plan (collectively, the “Plans”) are incorporated herein by reference. Summaries of the Plans were provided in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2026. These summaries are incorporated herein by reference to the Proxy Statement and qualified in their entirety by reference to the full text of the Plans, copies of which are attached as appendices to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2026, the Company held its Annual Meeting in a virtual format. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2026:

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:

Name	Votes For	Withheld	Broker Non-Votes
Dr. Elaine Dorward-King	270,754,327	25,284,174	30,675,165
Ali Erfan	293,934,428	2,104,073	30,675,165
Dr. Thomas Kaplan	287,599,587	8,438,914	30,675,165
Hume Kyle	292,361,355	3,677,146	30,675,165
Gregory Lang	294,213,852	1,824,649	30,675,165
Kalidas Madhavpeddi	262,931,112	33,107,389	30,675,165
Kevin McArthur	294,672,498	1,366,003	30,675,165
Daniel Muñiz Quintanilla	270,538,731	25,499,770	30,675,165
Ethan Schutt	287,980,445	8,058,056	30,675,165
Dawn Whittaker	288,601,466	7,437,035	30,675,165

Proposal 2:

The Company’s shareholders appointed PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company’s Audit Committee of the Board of Directors to fix their remuneration:

Votes For	Withheld	Broker Non-Votes
317,132,167	9,581,499	0

Proposal 3:

The Company’s shareholders approved the Amendment to the Company’s Stock Award Plan and the unallocated entitlements thereunder:

Votes For	Votes Against	Abstain	Broker Non-Votes
255,153,946	40,312,819	571,736	30,675,165

Proposal 4:

The Company’s shareholders approved all unallocated entitlements under the Company’s Performance Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
264,889,270	30,721,918	427,313	30,675,165

Proposal 5:

The Company’s shareholders approved all unallocated entitlements under the Company’s Deferred Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
268,987,469	26,642,843	408,189	30,675,165

Proposal 6:

The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”:

Votes For	Votes Against	Abstain	Broker Non-Votes
214,048,542	81,376,553	613,406	30,675,165

Proposal 7:

The Company’s shareholders approved a non-binding resolution approving the frequency of non-binding advisory votes on the compensation of the Company’s “Named Executive Officers” on an annual basis:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
294,438,533	374,890	597,803	627,275	30,675,165

The Company will include a shareholder vote on the compensation of the Company’s “Named Executive Officers” in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s “Named Executive Officers.”

Item 7.01 Regulation FD Disclosure

On May 19, 2026, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 19, 2026, issued by NOVAGOLD RESOURCES INC. relating to voting results from its Annual Meeting.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2026	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer